                                                                      Exhibit 25
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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)  [_]
                          __________________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                          __________________________

                           LYONDELL CHEMICAL COMPANY
              (Exact name of obligor as specified in its charter)


Delaware                                                95-4160558
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1221 McKinney Street, Suite 700
Houston, Texas                                          77010
(Address of principal executive offices)                (Zip code)

                       LYONDELL CHEMICAL NEDERLAND, LTD.
              (Exact name of obligor as specified in its charter)

Delaware                                                51-0110124
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1221 McKinney Street, Suite 700
Houston, Texas                                          77010
(Address of principal executive offices)                (Zip code)

                        ARCO CHEMICAL TECHNOLOGY, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                              94-2400836
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

1221 McKinney Street, Suite 700
Houston, Texas                                        77010
(Address of principal executive offices)              (Zip code)

                        ARCO CHEMICAL TECHNOLOGY, L.P.
              (Exact name of obligor as specified in its charter)

Delaware                                              54-1613415
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

1221 McKinney Street, Suite 700
Houston, Texas                                        77010
(Address of principal executive offices)              (Zip code)

                          ___________________________

                     9 1/2% Senior Secured Notes due 2008
                      (Title of the indenture securities)
================================================================================

1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

-----------------------------------------------------------------------------------------
          Name                                              Address
-----------------------------------------------------------------------------------------
    Superintendent of Banks of the State of New     2 Rector Street, New York, N.Y.
    York                                            10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York                33 Liberty Plaza, New York, N.Y.
                                                    10045

    Federal Deposit Insurance Corporation           Washington, D.C.  20429

    New York Clearing House Association             New York, New York   10005

    (b)   Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of January, 2002.

                                        THE BANK OF NEW YORK

                                        By:   /S/ STACEY POINDEXTER
                                            ---------------------------
                                            Name:  STACEY POINDEXTER
                                            Title: ASSISTANT TREASURER

                                                                EXHIBIT 7
                                                                ---------


--------------------------------------------------------------------------------

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
ASSETS                                                            In Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and coin.........       $ 3,238,092
 Interest-bearing balances..................................         5,255,952
Securities:
 Held-to-maturity securities................................           127,193
 Available-for-sale securities..............................        12,143,488
Federal funds sold and Securities purchased
 under agreements to resell.................................           281,677
Loans and lease financing receivables:
 Loans and leases held for sale.............................               786
 Loans and leases, net of unearned income...................        46,206,726
 LESS: Allowance for loan and
 lease losses...............................................           607,115
 Loans and leases, net of unearned
 income and allowance.......................................        45,599,611
Trading Assets..............................................         9,074,924
Premises and fixed assets (including capitalized
 leases)....................................................           783,165
Other real estate owned.....................................               935
Investments in unconsolidated subsidiaries and
 associated companies.......................................           200,944
Customers' liability to this bank on acceptances
 outstanding................................................           311,521
Intangible assets...........................................
   Goodwill.................................................         1,546,125
   Other intangible assets..................................             8,497
Other assets................................................         8,761,129
                                                                   -----------

Total assets................................................        $87,334,039
                                                                    ===========
LIABILITIES
Deposits:
 In domestic offices........................................        $28,254,986
 Noninterest-bearing........................................         10,843,829
 Interest-bearing...........................................         17,411,157
 In foreign offices, Edge and Agreement
  subsidiaries, and IBFs....................................         31,999,406
 Noninterest-bearing........................................          1,006,193
 Interest-bearing...........................................         30,993,213
Federal funds purchased and securities sold
 under agreements to repurchase.............................          6,004,678
Trading liabilities.........................................          2,286,940
Other borrowed money:
(includes mortgage indebtedness and obligations
 under capitalized leases)..................................          1,845,865
Bank's liability on acceptances executed and
 outstanding................................................            440,362
Subordinated notes and debentures...........................          2,196,000
Other liabilities...........................................          7,606,565
                                                                    -----------
Total liabilities...........................................        $80,634,802
                                                                    ===========
EQUITY CAPITAL
Common stock................................................          1,135,284
Surplus.....................................................          1,050,729
Retained earnings...........................................          4,436,230
Accumulated other comprehensive income......................             76,292
Other equity capital components.............................                  0
Total equity capital........................................          6,698,535
                                                                    -----------
Total liabilities and equity capital........................        $87,334,039
                                                                    ===========


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi         ]
Gerald L. Hassell       ]                Directors
Alan R. Griffith        ]

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